UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2017

QS

U.S. LARGE CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2017

II	QS U.S. Large Cap Equity Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended November 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s final reading for third quarter 2017 GDP growth — released after the reporting period ended — was 3.2%. Stronger growth was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. These positive factors were partly offset by a decrease in personal consumption expenditures, nonresidential fixed investment and exports.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on November 30, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In November 2017, 23.8% of Americans looking for a job had been out of work for more than six months, versus 24.2% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

The Fed’s next rate hike occurred at its meeting that ended on March 15, 2017, as it raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, after the reporting period ended, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

QS U.S. Large Cap Equity Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	QS U.S. Large Cap Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large-capitalization companies. The Fund may invest in a variety of equity securities, including but not limited to exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”)i. The Fund has exposure to growth and value equities of large-capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At QS Investors, LLC, the Fund’s subadviser, the portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. We employ sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of our investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This was a strong period for U.S. equities during the twelve-month reporting period ended November 30, 2017, beginning with the run-up in the U.S. after the U.S. presidential election in November 2016, on investors’ expectations of tax cuts and a relaxation of regulations that President Trump’s administration may bring. The first quarter of 2017 largely extended the so-called “Trump rally”, with steady equity gains tapering off in mid-March 2017. Most major economies, including the U.S., saw largely positive economic indicators. These positive trends prompted the Federal Reserve Board (the “Fed”)iii to continue to modestly raise rates, and set expectations of two more hikes to follow in 2017, as well as a gradual tapering of its bond holdings. In that first calendar quarter of 2017, the Energy sector was the only equity sector to decline after the run-up in late 2016; oil prices declined over 5% during this quarter amid reports of large U.S. reserves and suspected cheating on OPEC’s (the Organization of Petroleum Exporting Countries) recently-placed quotas.

U.S. large cap equities ended the second quarter of 2017 with a gain, in a low-volatility environment. Continued solid corporate earnings and general global growth outweighed news events that included a cyber ransomware attack and other terror attacks. Earnings revisions weakened at quarter end after months of positive trends. The U.S. experienced some softening in growth metrics, though indicators are not actually weak. Manufacturing has slowed slightly but service sector growth has been rising. The Fed

QS U.S. Large Cap Equity Fund 2017 Annual Report	1

Fund overview (cont’d)

appeared optimistic as it implemented an interest rate hike, pointed toward one more in 2017, and indicated it may start to pare back its balance sheet against a backdrop of strong employment and low inflation. Large cap stocks saw a wide dispersion in sector returns, with the laggard again being the Energy sector with oil prices remaining stubbornly low amid higher-than-expected reserves.

U.S. large cap equities ended the reporting period in positive territory; the Russell 1000 Index returned 22.61%, the S&P 500 Indexiv returned 22.87%, and other equity indices hit all-time highs. The market continued to benefit from strong economic statistics and muted inflation, and reacted positively to the possibility of tax cuts. Volatility increased in August 2017 but fell back in September 2017 as strong corporate earnings and positive future estimates continued across most sectors. The active hurricane season was blamed for a weak employment report; but by October 2017, manufacturing growth turned positive with strong export sales and a solid increase in job creation. Equities continued to rally to record levels in November 2017 on positive momentum for tax reform, mergers and acquisitions (“M&A”) activity, and a good start to the holiday shopping season and despite geopolitical concerns.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies.

Performance review

For the twelve months ended November 30, 2017, Class IS shares of QS U.S. Large Cap Equity Fund returned 24.15%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 22.61% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 21.21% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 794 funds in the Fund’s Lipper category, including returns of capital, if any.

2	QS U.S. Large Cap Equity Fund 2017 Annual Report

Performance Snapshot as of November 30, 2017 (unaudited)
	6 months	12 months
QS U.S. Large Cap Equity Fund:
Class FI	12.40%	23.71%
Class I	12.58%	24.09%
Class IS	12.58%	24.15%
Russell 1000 Index	10.90%	22.61%
Lipper Large-Cap Core Funds Category Average[1]	10.31%	21.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2017, as supplemented November 30, 2017, the gross total annual fund operating expense ratios for Class FI, Class I and Class IS shares were 1.26%, 0.74% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 845 funds for the six-month period and among the 794 funds for the twelve-month period in the Fund’s Lipper category including returns of capital, if any.

QS U.S. Large Cap Equity Fund 2017 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the reporting period was stock selection, which was strong across most regions. The largest sector contributors were the Industrials and the Energy sectors. Sector allocation also contributed to performance, especially the underweights to the Telecommunication Services and the Energy sectors, which were the poorest performers in the benchmark for the reporting period. At the security level, Apple Inc., was the largest contributor to performance with a return in excess of 58% for the period, while still trading at a discount relative to the overall market. Adobe Systems, Inc. was also a leading contributor, gaining over 75% in the past year and providing better than expected fiscal year 2018 guidance in its annual financial analysts meeting in October 2017. Home Depot, Inc. grew by nearly 40% over the year while continuing to invest in ecommerce.

Q. What were the leading detractors from performance?

A. Stock selection in the Real Estate sector was a leading detractor from performance during the reporting period. Selections in the Telecommunications Services and the Utilities sectors also modestly detracted. An overweight to the Industrials sector detracted from performance on an allocation level. The leading security level detractor was Foot Locker, Inc., which saw declining revenues and year-over-year same store sales results. Apache Corporation, which ran a cash flow deficit in order to develop its newly discovered oil and gas field in West Texas, and QEP Resources, Inc., a shale driller that experienced disappointing outputs, also detracted.

Q. Were there any significant changes to the Fund during the reporting period?

There were no significant fundamental changes to the Fund.

Thank you for your investment in QS U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

December 19, 2017

RISKS: Common stocks are subject to market fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Fund. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the

4	QS U.S. Large Cap Equity Fund 2017 Annual Report

underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2017 were: Apple Inc. (4.9%), Microsoft Corp. (2.5%), JPMorgan Chase & Co. (2.1%), Facebook Inc., Class A Shares (2.0%), Alphabet Inc., Class A Shares (2.0%), Home Depot Inc. (2.0%), Boeing Co. (1.9%), Cisco Systems Inc. (1.6%), PepsiCo Inc. (1.6%) and Northrop Grumman Corp. (1.4%). Please refer to pages 11 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2017 were: Information Technology (25.9%), Financials (15.0%), Consumer Discretionary (13.3%), Health Care (12.6%) and Industrials (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

QS U.S. Large Cap Equity Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as November 30, 2017 and November 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS U.S. Large Cap Equity Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2017 and held for the six months ended November 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	12.40%	$1,000.00	$1,124.00	1.05%	$5.59	Class FI	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Class I	12.58	1,000.00	1,125.80	0.70	3.73	Class I	5.00	1,000.00	1,021.56	0.70	3.55
Class IS	12.58	1,000.00	1,125.80	0.70	3.73	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

QS U.S. Large Cap Equity Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended November 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	QS U.S. Large Cap Equity Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class FI	Class I	Class IS
Twelve Months Ended 11/30/17	23.71%	24.09%	24.15%
Five Years Ended 11/30/17	14.48	N/A	14.82
Inception* through 11/30/17	8.37	9.70	8.67

Cumulative total returns[1]
Class FI (Inception date of 4/30/08 through 11/30/17)	116.14%
Class I (Inception date of 5/1/15 through 11/30/17)	26.95
Class IS (Inception date of 4/30/08 through 11/30/17)	122.01

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015 and April 30, 2008, respectively.

QS U.S. Large Cap Equity Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of QS U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2017

Value of $1,000,000 invested in

Class IS Shares of QS U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of QS U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	QS U.S. Large Cap Equity Fund 2017 Annual Report

Schedule of investments

November 30, 2017

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 13.3%
Auto Components — 0.8%
Lear Corp.	31,743	$5,741,991
Hotels, Restaurants & Leisure — 1.4%
Las Vegas Sands Corp.	21,410	1,483,499
McDonald’s Corp.	30,974	5,326,598
Royal Caribbean Cruises Ltd.	23,010	2,850,479
Total Hotels, Restaurants & Leisure		9,660,576
Household Durables — 1.0%
NVR Inc.	1,125	3,909,375	*
PulteGroup Inc.	79,258	2,705,076
Total Household Durables		6,614,451
Internet & Direct Marketing Retail — 1.6%
Amazon.com Inc.	7,498	8,823,272	*
Priceline Group Inc.	1,147	1,995,447	*
Total Internet & Direct Marketing Retail		10,818,719
Media — 2.2%
CBS Corp., Class B Shares, Non Voting Shares	24,100	1,351,046
Comcast Corp., Class A Shares	185,021	6,945,688
Sirius XM Holdings Inc.	375,079	2,062,935
Time Warner Inc.	41,827	3,827,589
Walt Disney Co.	9,921	1,039,919
Total Media		15,227,177
Multiline Retail — 0.3%
Target Corp.	38,419	2,301,298
Specialty Retail — 4.6%
Foot Locker Inc.	58,614	2,511,024
Gap Inc.	51,241	1,655,597
Home Depot Inc.	76,330	13,725,660
Lowe’s Cos. Inc.	66,308	5,528,098
Ross Stores Inc.	49,293	3,747,747
TJX Cos. Inc.	67,857	5,126,596
Total Specialty Retail		32,294,722
Textiles, Apparel & Luxury Goods — 1.4%
Michael Kors Holdings Ltd.	40,500	2,366,820	*
PVH Corp.	44,510	5,988,821
Tapestry Inc.	34,841	1,452,521
Total Textiles, Apparel & Luxury Goods		9,808,162
Total Consumer Discretionary		92,467,096

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	11

Schedule of investments (cont’d)

November 30, 2017

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Consumer Staples — 6.3%
Beverages — 2.1%
Coca-Cola Co.	82,136	$3,759,365
PepsiCo Inc.	93,987	10,951,365
Total Beverages		14,710,730
Food & Staples Retailing — 1.8%
CVS Health Corp.	57,510	4,405,266
Wal-Mart Stores Inc.	64,924	6,312,561
Walgreens Boots Alliance Inc.	25,113	1,827,222
Total Food & Staples Retailing		12,545,049
Food Products — 0.8%
Flowers Foods Inc.	71,741	1,433,385
J.M. Smucker Co.	22,905	2,672,326
Kellogg Co.	21,336	1,411,590
Total Food Products		5,517,301
Household Products — 0.7%
Kimberly-Clark Corp.	15,705	1,880,831
Procter & Gamble Co.	33,751	3,037,252
Total Household Products		4,918,083
Tobacco — 0.9%
Altria Group Inc.	27,367	1,856,304
Philip Morris International Inc.	44,627	4,585,424
Total Tobacco		6,441,728
Total Consumer Staples		44,132,891
Energy — 4.9%
Energy Equipment & Services — 0.7%
Baker Hughes, a GE Co.	64,692	1,923,293
National-Oilwell Varco Inc.	37,857	1,270,102
Noble Corp. PLC	175,058	731,743	*
Oceaneering International Inc.	51,576	1,007,795
Total Energy Equipment & Services		4,932,933
Oil, Gas & Consumable Fuels — 4.2%
Andeavor	39,212	4,135,690
Chevron Corp.	28,860	3,434,051
Exxon Mobil Corp.	89,210	7,430,301
Marathon Petroleum Corp.	73,315	4,591,718
QEP Resources Inc.	117,957	1,139,465	*
Valero Energy Corp.	99,734	8,539,225
Total Oil, Gas & Consumable Fuels		29,270,450
Total Energy		34,203,383

See Notes to Financial Statements.

12	QS U.S. Large Cap Equity Fund 2017 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Financials — 15.0%
Banks — 6.6%
Bank of America Corp.	132,993	$3,746,413
BB&T Corp.	27,331	1,350,698
Citigroup Inc.	126,562	9,555,431
East-West Bancorp Inc.	23,578	1,450,990
Huntington Bancshares Inc.	113,337	1,632,053
JPMorgan Chase & Co.	142,539	14,898,176
Regions Financial Corp.	356,535	5,914,916
SunTrust Banks Inc.	25,417	1,566,450
Wells Fargo & Co.	75,224	4,247,899
Zions Bancorp	28,980	1,435,959
Total Banks		45,798,985
Capital Markets — 1.8%
Ameriprise Financial Inc.	35,467	5,789,278
Franklin Resources Inc.	43,908	1,903,412
State Street Corp.	48,323	4,607,598
Total Capital Markets		12,300,288
Consumer Finance — 1.6%
American Express Co.	11,802	1,153,174
Capital One Financial Corp.	15,719	1,446,148
Discover Financial Services	83,764	5,913,738
Synchrony Financial	78,929	2,832,762
Total Consumer Finance		11,345,822
Diversified Financial Services — 0.3%
Berkshire Hathaway Inc., Class B Shares	11,839	2,285,045	*
Insurance — 4.7%
AFLAC Inc.	58,438	5,121,506
Allstate Corp.	35,312	3,625,130
Assured Guaranty Ltd.	48,177	1,749,307
Axis Capital Holdings Ltd.	36,914	1,933,925
Everest Re Group Ltd.	11,502	2,525,839
First American Financial Corp.	29,487	1,639,182
FNF Group	67,117	2,715,554
Hartford Financial Services Group Inc.	24,578	1,411,760
Lincoln National Corp.	46,783	3,581,239
Old Republic International Corp.	62,088	1,301,985
Principal Financial Group Inc.	55,002	3,893,592
Travelers Cos. Inc.	21,016	2,849,139
Total Insurance		32,348,158
Total Financials		104,078,298

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	13

Schedule of investments (cont’d)

November 30, 2017

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Health Care — 12.6%
Biotechnology — 4.1%
AbbVie Inc.	68,040	$6,594,437
Alexion Pharmaceuticals Inc.	6,360	698,391	*
Amgen Inc.	37,786	6,637,489
Biogen Inc.	18,592	5,989,785	*
Bioverativ Inc.	9,296	464,986	*
Celgene Corp.	23,698	2,389,469	*
Gilead Sciences Inc.	60,460	4,521,199
Vertex Pharmaceuticals Inc.	8,102	1,169,037	*
Total Biotechnology		28,464,793
Health Care Equipment & Supplies — 1.2%
Baxter International Inc.	85,197	5,582,960
Edwards Lifesciences Corp.	23,132	2,711,070	*
Total Health Care Equipment & Supplies		8,294,030
Health Care Providers & Services — 3.5%
Aetna Inc.	17,470	3,147,744
CIGNA Corp.	31,090	6,582,686
Express Scripts Holding Co.	49,855	3,249,549	*
Humana Inc.	13,508	3,523,697
UnitedHealth Group Inc.	35,999	8,213,892
Total Health Care Providers & Services		24,717,568
Life Sciences Tools & Services — 0.7%
Bruker Corp.	69,690	2,451,694
Charles River Laboratories International Inc.	23,428	2,441,198	*
Total Life Sciences Tools & Services		4,892,892
Pharmaceuticals — 3.1%
Endo International PLC	317,390	2,329,643	*
Johnson & Johnson	36,749	5,120,238
Merck & Co. Inc.	101,242	5,595,645
Pfizer Inc.	176,293	6,392,384
Zoetis Inc.	30,938	2,236,508
Total Pharmaceuticals		21,674,418
Total Health Care		88,043,701
Industrials — 10.7%
Aerospace & Defense — 3.8%
Boeing Co.	47,611	13,178,725
Lockheed Martin Corp.	9,870	3,149,714
Northrop Grumman Corp.	32,051	9,852,478
Total Aerospace & Defense		26,180,917

See Notes to Financial Statements.

14	QS U.S. Large Cap Equity Fund 2017 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Airlines — 1.2%
Southwest Airlines Co.	142,623	$8,652,937
Building Products — 0.4%
Masco Corp.	72,696	3,119,385
Commercial Services & Supplies — 0.7%
Waste Management Inc.	56,432	4,641,532
Industrial Conglomerates — 1.4%
General Electric Co.	196,256	3,589,522
Honeywell International Inc.	40,427	6,304,995
Total Industrial Conglomerates		9,894,517
Machinery — 2.0%
Allison Transmission Holdings Inc.	34,955	1,434,553
Caterpillar Inc.	23,686	3,343,279
Deere & Co.	25,232	3,781,268
Illinois Tool Works Inc.	30,869	5,224,578
Total Machinery		13,783,678
Professional Services — 0.4%
Manpowergroup Inc.	21,371	2,754,722
Road & Rail — 0.8%
Union Pacific Corp.	45,299	5,730,324
Total Industrials		74,758,012
Information Technology — 25.9%
Communications Equipment — 1.6%
Cisco Systems Inc.	299,513	11,171,835
Electronic Equipment, Instruments & Components — 0.3%
CDW Corp.	27,377	1,916,664
Internet Software & Services — 4.9%
Akamai Technologies Inc.	22,580	1,259,513	*
Alphabet Inc., Class A Shares	13,260	13,739,614	*
Alphabet Inc., Class C Shares	3,780	3,860,930	*
Facebook Inc., Class A Shares	77,833	13,790,451	*
Twitter Inc.	77,573	1,596,452	*
Total Internet Software & Services		34,246,960
IT Services — 3.0%
First Data Corp., Class A Shares	86,112	1,416,542	*
Fiserv Inc.	19,310	2,538,300	*
International Business Machines Corp.	5,690	876,089
MasterCard Inc., Class A Shares	26,344	3,963,982
PayPal Holdings Inc.	19,352	1,465,527	*

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	15

Schedule of investments (cont’d)

November 30, 2017

QS U.S. Large Cap Equity Fund

Security	Shares	Value
IT Services — continued
Sabre Corp.	40,964	$815,593
Total System Services Inc.	32,337	2,404,579
Visa Inc., Class A Shares	64,376	7,248,094
Total IT Services		20,728,706
Semiconductors & Semiconductor Equipment — 5.5%
Applied Materials Inc.	72,202	3,810,100
Broadcom Ltd.	21,849	6,072,711
Intel Corp.	40,173	1,801,357
Lam Research Corp.	14,491	2,787,054
Maxim Integrated Products Inc.	160,920	8,420,944
Micron Technology Inc.	47,065	1,995,085	*
QUALCOMM Inc.	45,193	2,998,104
Skyworks Solutions Inc.	13,226	1,385,291
Texas Instruments Inc.	77,222	7,512,928
Xilinx Inc.	25,349	1,762,009
Total Semiconductors & Semiconductor Equipment		38,545,583
Software — 5.1%
Adobe Systems Inc.	44,922	8,151,995	*
Citrix Systems Inc.	38,993	3,416,957	*
Intuit Inc.	13,237	2,081,121
Microsoft Corp.	208,059	17,512,326
Oracle Corp.	27,641	1,356,068
VMware Inc., Class A Shares	22,337	2,682,897	*
Total Software		35,201,364
Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	197,950	34,017,707
HP Inc.	98,546	2,113,812
Western Digital Corp.	27,141	2,140,339
Total Technology Hardware, Storage & Peripherals		38,271,858
Total Information Technology		180,082,970
Materials — 4.0%
Chemicals — 1.1%
Air Products & Chemicals Inc.	27,495	4,482,785
Huntsman Corp.	48,748	1,557,986
LyondellBasell Industries NV, Class A Shares	15,219	1,593,429
Total Chemicals		7,634,200
Construction Materials — 0.3%
Eagle Materials Inc.	17,385	1,945,903

See Notes to Financial Statements.

16	QS U.S. Large Cap Equity Fund 2017 Annual Report

QS U.S. Large Cap Equity Fund

Security	Shares	Value
Containers & Packaging — 1.6%
Avery Dennison Corp.	6,249	$713,136
Crown Holdings Inc.	34,385	2,053,816	*
Packaging Corp. of America	17,822	2,113,689
Sealed Air Corp.	79,498	3,819,879
WestRock Co.	38,259	2,387,744
Total Containers & Packaging		11,088,264
Metals & Mining — 1.0%
Freeport-McMoRan Inc.	103,091	1,435,027	*
Steel Dynamics Inc.	149,296	5,747,896
Total Metals & Mining		7,182,923
Total Materials		27,851,290
Real Estate — 2.7%
Equity Real Estate Investment Trusts (REITs) — 2.3%
Brandywine Realty Trust	80,050	1,379,261
CoreCivic Inc.	57,022	1,340,587
CubeSmart	50,120	1,430,425
Essex Property Trust Inc.	6,966	1,720,532
Kimco Realty Corp.	83,086	1,538,753
Liberty Property Trust	32,286	1,448,996
Mid-America Apartment Communities Inc.	14,619	1,497,570
Prologis Inc.	36,291	2,403,553
Retail Properties of America Inc., Class A Shares	216,101	2,822,279
Total Equity Real Estate Investment Trusts (REITs)		15,581,956
Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A Shares	36,922	1,600,938	*
Realogy Holdings Corp.	49,343	1,377,163
Total Real Estate Management & Development		2,978,101
Total Real Estate		18,560,057
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.6%
AT&T Inc.	69,265	2,519,861
Verizon Communications Inc.	28,033	1,426,599
Total Diversified Telecommunication Services		3,946,460
Wireless Telecommunication Services — 0.1%
Sprint Corp.	147,239	881,962	*
Total Telecommunication Services		4,828,422

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	17

Schedule of investments (cont’d)

November 30, 2017

QS U.S. Large Cap Equity Fund

Security		Shares	Value
Utilities — 3.4%
Electric Utilities — 2.5%
American Electric Power Co. Inc.		55,169	$4,282,770
Edison International		62,931	5,114,402
Entergy Corp.		32,135	2,779,035
FirstEnergy Corp.		103,709	3,540,625
PG&E Corp.		29,561	1,603,389
Total Electric Utilities			17,320,221
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.		132,845	1,405,500
Multi-Utilities — 0.7%
Ameren Corp.		25,214	1,612,687
CenterPoint Energy Inc.		101,864	3,056,939
Total Multi-Utilities			4,669,626
Total Utilities			23,395,347
Total Investments before Short-Term Investments (Cost — $445,637,720)			692,401,467

	Rate
Short-Term Investments — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,917,445)	1.013%	2,917,445	2,917,445
Total Investments — 99.9% (Cost — $448,555,165)			695,318,912
Other Assets in Excess of Liabilities — 0.1%			1,008,125
Total Net Assets — 100.0%			$696,327,037

*	Non-income producing security.

See Notes to Financial Statements.

18	QS U.S. Large Cap Equity Fund 2017 Annual Report

Statement of assets and liabilities

November 30, 2017

Assets:
Investments, at value (Cost — $448,555,165)	$695,318,912
Dividends and interest receivable	1,404,640
Receivable for Fund shares sold	196,666
Prepaid expenses	33,907
Total Assets	696,954,125

Liabilities:
Investment management fee payable	369,483
Payable for Fund shares repurchased	199,106
Trustees’ fees payable	2,307
Service and/or distribution fees payable	5
Accrued expenses	56,187
Total Liabilities	627,088
Total Net Assets	$696,327,037

Net Assets:
Par value (Note 7)	$341
Paid-in capital in excess of par value	403,190,033
Undistributed net investment income	8,848,128
Accumulated net realized gain on investments	37,524,788
Net unrealized appreciation on investments	246,763,747
Total Net Assets	$696,327,037

Net Assets:
Class FI	$23,637
Class I	$12,691,097
Class IS	$683,612,303

Shares Outstanding:
Class FI	1,154
Class I	622,007
Class IS	33,487,275

Net Asset Value:
Class FI (and redemption price)	$20.48
Class I (and redemption price)	$20.40
Class IS (and redemption price)	$20.41

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	19

Statement of operations

For the Year Ended November 30, 2017

Investment Income:
Dividends	$15,412,717
Interest	38,801
Total Investment Income	15,451,518

Expenses:
Investment management fee (Note 2)	5,713,274
Fund accounting fees	72,402
Registration fees	51,891
Trustees’ fees	46,887
Legal fees	43,916
Audit and tax fees	39,029
Shareholder reports	19,500
Insurance	11,028
Custody fees	3,412
Transfer agent fees (Note 5)	1,566
Interest expense	478
Service and/or distribution fees (Notes 2 and 5)	91
Miscellaneous expenses	8,993
Total Expenses	6,012,467
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(679,093)
Net Expenses	5,333,374
Net Investment Income	10,118,144

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	108,346,807
Change in Net Unrealized Appreciation (Depreciation) From Investments	42,158,443
Net Gain on Investments	150,505,250
Increase in Net Assets From Operations	$160,623,394

See Notes to Financial Statements.

20	QS U.S. Large Cap Equity Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2017	2016

Operations:
Net investment income	$10,118,144	$10,802,798
Net realized gain (loss)	108,346,807	(5,856,419)
Change in net unrealized appreciation (depreciation)	42,158,443	28,938,714
Increase in Net Assets From Operations	160,623,394	33,885,093

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,000,047)	(8,750,004)
Net realized gains	—	(37,873,255)
Decrease in Net Assets From Distributions to Shareholders	(11,000,047)	(46,623,259)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	36,915,677	59,649,106
Reinvestment of distributions	11,000,047	46,623,259
Cost of shares repurchased	(135,957,603)	(126,497,300)
Cost of shares redeemed in-kind (Note 8)	(146,950,053)	—
Decrease in Net Assets From Fund Share Transactions	(234,991,932)	(20,224,935)
Decrease in Net Assets	(85,368,585)	(32,963,101)

Net Assets:
Beginning of year	781,695,622	814,658,723
End of year*	$696,327,037	$781,695,622
*Includes undistributed net investment income of:	$8,848,128	$9,756,216

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$16.79	$16.94	$17.75	$15.55	$12.08

Income (loss) from operations:
Net investment income	0.18	0.15	0.11	0.12	0.14
Net realized and unrealized gain (loss)	3.75	0.49	(0.15)	2.53	3.45
Total income (loss) from operations	3.93	0.64	(0.04)	2.65	3.59

Less distributions from:
Net investment income	(0.24)	—	(0.11)	(0.10)	(0.12)
Net realized gains	—	(0.79)	(0.66)	(0.35)	—
Total distributions	(0.24)	(0.79)	(0.77)	(0.45)	(0.12)

Net asset value, end of year	$20.48	$16.79	$16.94	$17.75	$15.55
Total return[2]	23.71%	4.08%	(0.08)%	17.55%	30.03%

Net assets, end of year (000s)	$24	$38	$91	$1,335	$1,076

Ratios to average net assets:
Gross expenses	1.21%	1.32%	1.17%	1.43%	1.32%
Net expenses[3,4]	1.05	1.05	1.05	1.05	1.05
Net investment income	0.97	0.98	0.64	0.74	0.99

Portfolio turnover rate	22%[5]	25%	48%[5]	24%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	QS U.S. Large Cap Equity Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2017	2016	2015[2]	2012	2011	2010

Net asset value, beginning of year	$16.67	$16.96	$17.31	$10.45	$9.92	$9.06

Income (loss) from operations:
Net investment income	0.24	0.22	0.11	0.15	0.13	0.11
Net realized and unrealized gain (loss)	3.73	0.46	(0.46)	1.64	0.53	0.85
Total income (loss) from operations	3.97	0.68	(0.35)	1.79	0.66	0.96

Less distributions from:
Net investment income	(0.24)	(0.18)	—	(0.17)	(0.13)	(0.10)
Net realized gains	—	(0.79)	—	—	—	—
Total distributions	(0.24)	(0.97)	—	(0.17)	(0.13)	(0.10)

Net asset value, end of year	$20.40	$16.67	$16.96	$12.07	$10.45	$9.92
Total return[3]	24.09%	4.42%	(2.02)%	17.37%	6.68%[4]	10.66%

Net assets, end of year (000s)	$12,691	$8,485	$4,623	$53	$45	$24

Ratios to average net assets:
Gross expenses	0.79%	0.80%	0.80%[5]	1.03%	1.07%	1.16%
Net expenses[6,7]	0.70	0.71	0.77 [5]	0.80	0.80	0.80
Net investment income	1.34	1.40	1.13 [5]	1.28	1.28	1.20

Portfolio turnover rate	22%[8]	25%	48%[8,9]	43%	64%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (re-inception date) to November 30, 2015. Class I shares had previously liquidated on May 28, 2013 and resumed operations on May 1, 2015 upon shareholder investment.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended November 30, 2015.

See Notes to Financial Statements.

QS U.S. Large Cap Equity Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$16.67	$16.97	$17.75	$15.54	$12.10

Income (loss) from operations:
Net investment income	0.24	0.22	0.17	0.16	0.17
Net realized and unrealized gain (loss)	3.74	0.45	(0.14)	2.53	3.44
Total income from operations	3.98	0.67	0.03	2.69	3.61

Less distributions from:
Net investment income	(0.24)	(0.18)	(0.15)	(0.13)	(0.17)
Net realized gains	—	(0.79)	(0.66)	(0.35)	—
Total distributions	(0.24)	(0.97)	(0.81)	(0.48)	(0.17)

Net asset value, end of year	$20.41	$16.67	$16.97	$17.75	$15.54
Total return[2]	24.15%	4.35%	0.32%	17.88%	30.28%

Net assets, end of year (000s)	$683,612	$773,173	$809,946	$770,211	$648,498

Ratios to average net assets:
Gross expenses	0.79%	0.79%	0.79%	0.79%	0.80%
Net expenses[3]	0.70 [4]	0.69 [4]	0.76 [4]	0.79	0.80 [4]
Net investment income	1.33	1.39	0.99	1.00	1.24

Portfolio turnover rate	22%[5]	25%	48%[5]	24%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	QS U.S. Large Cap Equity Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

QS U.S. Large Cap Equity Fund 2017 Annual Report	25

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	QS U.S. Large Cap Equity Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$692,401,467	—	—	$692,401,467
Short-term investments†	2,917,445	—	—	2,917,445
Total investments	$695,318,912	—	—	$695,318,912

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

QS U.S. Large Cap Equity Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

28	QS U.S. Large Cap Equity Fund 2017 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(61,571,712)	$61,571,712
(b)	$(26,185)	26,185	—

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are due to book/tax differences in the treatment of distributions from real estate investment trusts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.70%, respectively. In addition, the

QS U.S. Large Cap Equity Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended November 30, 2017, fees waived and/or expenses reimbursed amounted to $679,093.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2017, Legg Mason and its affiliates owned 38% of the Fund.

3. Investments

During the year ended November 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$168,297,713
Sales	243,541,751	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $146,950,053.

At November 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$449,193,819	$259,017,171	$(12,892,078)	$246,125,093

4. Derivative instruments and hedging activities

During the year ended November 30, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

30	QS U.S. Large Cap Equity Fund 2017 Annual Report

For the year ended November 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$91	$65
Class I	—	70
Class IS	—	1,431
Total	$91	$1,566

For the year ended November 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$59
Class I	8,967
Class IS	670,067
Total	$679,093

6. Distributions to shareholders by class

	Year Ended November 30, 2017	Year Ended November 30, 2016
Net Investment Income:
Class FI	$545	—
Class I	118,558	$51,169
Class IS	10,880,944	8,698,835
Total	$11,000,047	$8,750,004

Net Realized Gains:
Class FI	—	$4,221
Class I	—	221,550
Class IS	—	37,647,484
Total	—	$37,873,255

7. Shares of beneficial interest

At November 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class FI
Shares issued on reinvestment	32	$545	268	$4,221
Shares repurchased	(1,128)	(21,314)	(3,360)	(49,183)
Net decrease	(1,096)	$(20,769)	(3,092)	$(44,962)

QS U.S. Large Cap Equity Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	155,666	$2,828,121	258,075	$3,945,599
Shares issued on reinvestment	6,999	118,558	17,471	272,719
Shares repurchased	(49,758)	(888,786)	(38,998)	(624,009)
Net increase	112,907	$2,057,893	236,548	$3,594,309

Class IS
Shares sold	1,886,502	$34,087,556	3,591,519	$55,703,507
Shares issued on reinvestment	641,943	10,880,944	2,967,114	46,346,319
Shares repurchased	(7,460,459)	(135,047,503)	(7,927,967)	(125,824,108)
Shares redeemed in-kind	(7,949,368)	(146,950,053)	—	—
Net decrease	(12,881,382)	$(237,029,056)	(1,369,334)	$(23,774,282)

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2017, the Fund had redemptions-in-kind with total proceeds in the amount of $146,950,053. The net realized gains on these redemptions-in-kind amounted to $61,804,186, which was not realized for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$11,000,047	$8,750,004
Net long-term capital gains	—	37,873,255
Total distributions paid	$11,000,047	$46,623,259

As of November 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$8,718,292
Undistributed long-term capital gains — net	38,317,276
Total undistributed earnings	$47,035,568
Other book/tax temporary differences(a)	(23,997)
Unrealized appreciation (depreciation)(b)	246,125,093
Total accumulated earnings (losses) — net	$293,136,664

(a)	Other book/tax temporary differences are attributable to differences in the timing of the deductibility of various expenses

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

32	QS U.S. Large Cap Equity Fund 2017 Annual Report

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Subsequent event

On November 30, 2017, the Fund announced that effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule: 0.700% of assets up to and including $1 billion; 0.680% of assets over $1 billion and up to and including $2 billion; 0.650% of assets over $2 billion and up to and including $5 billion; 0.600% of assets over $5 billion and up to and including $10 billion; and 0.550% of assets over $10 billion.

QS U.S. Large Cap Equity Fund 2017 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and

Shareholders of the QS U.S. Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS U.S. Large Cap Equity Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of November 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for each of the years or periods ended on or prior to November 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 18, 2018

34	QS U.S. Large Cap Equity Fund 2017 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

QS U.S. Large Cap Equity Fund	35

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2017. The Fund performed better than the median performance of the funds in the Performance Universe for the one- and five-year periods and performed below the median performance of the funds in the Performance Universe for the three-year period. The Board also reviewed

36	QS U.S. Large Cap Equity Fund

performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2017 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and QS charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio

QS U.S. Large Cap Equity Fund	37

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

with those of a group of four institutional enhanced index large-cap core funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional enhanced index large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was at the median of the total expense ratios of the funds in the Expense Universe. The Trustees noted that the investment management policies of the enhanced index funds selected by Broadridge to comprise the Expense Group and the Expense Universe may not be consistent with those of the Fund. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement and the lowering of the expense cap for the Fund that was not reflected in the Broadridge data for an annual period.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller

38	QS U.S. Large Cap Equity Fund

percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS U.S. Large Cap Equity Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

40	QS U.S. Large Cap Equity Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

QS U.S. Large Cap Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

42	QS U.S. Large Cap Equity Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS U.S. Large Cap Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

44	QS U.S. Large Cap Equity Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS U.S. Large Cap Equity Fund	45

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended November 30, 2016 and November 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended November 30, 2016 and November 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended November 30, 2016 and November 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

46	QS U.S. Large Cap Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2017:

Record date:	12/20/2016
Payable date:	12/21/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

QS U.S. Large Cap Equity Fund	47

QS

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/18 SR17-3241

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2016 and November 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,650 in November 30, 2016 and $147,556 in November 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,920 in 2016 and $10,400 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity

Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: January 25, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2018